UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2008


                         GOLDEN KEY INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     333-142037               33-0944402
(State or Other Jurisdiction         (Commission             (IRS Employer
   of Incorporation)                 File Number)         Identification Number)

              119 11th Street, Fort McLeod, Alberta, Canada T0L 0Z0
               (Address of Principal Executive Offices, Zip Code)

                                 (403) 553-2840
              (Registrant's telephone number, including area code)

                     3113 Goldsmith St., San Diego, CA 92106
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On September 10, 2008, we received the resignation of Norm Blair, our sole officer and director.

On September 10, 2008, the company announced that its Board of Directors (the "Board") has appointed Robert Blair as president, secretary, treasurer, chief executive officer, chief financial officer and sole director of our company. Mr. Blair will hold his positions until a successor is appointed or until his earlier resignation or removal.

From 1998 to current date, Mr. Robert Blair is retired. From 1972 to 1998, Mr. Blair served as direct representative for 26 years with Hostess Foods Ltd., a division of Kraft Foods Ltd, where he built the sales and shipping divisions of Hostess Foods in the provinces of Newfoundland and British Columbia, Canada.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Golden Key International, Inc.


Date: September 12, 2008                    By: /s/ Robert Blair
                                               ---------------------------------
                                               Robert Blair, President

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